UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2011


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                     333-152365                  98-0537233
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

   7117 US 31 S Indianapolis, IN                                  46227
(Address of Principal Executive Office)                          (Zip Code)

                                 (888) 250-2566
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 12, 2011, Stevia Corp. (the "Company") issued a press release announcing that it had entered into an Agribusiness Development Agreement (the "Agreement") with Agro Genesis Pte. Ltd., a corporation organized under the laws of Singapore ("AGPL"), with an effective date of July 16, 2011.

     Under the terms of the Agreement, the Company will engage AGPL to be the Company's technology provider consultant for stevia propagation and cultivation in Vietnam, and potentially other countries. AGPL will be tasked with developing stevia propagation and cultivation technology in Vietnam, recommend quality agronomic programs for stevia cultivation, harvest and post harvest, alert findings on stevia propagation and cultivation that may impact profitability and develop a successful model in Vietnam that can be replicated elsewhere (the "Project"). The Project will be on-site at the Company's stevia fields in Vietnam and will have a term of at least two years. For its services, AGPL could receive a fee of up to 275,000 Singapore dollars, plus related expenses estimated at USD $274,000. Additionally, the Company will be AGPL's exclusive distributor for AGPL's g'farm system (a novel crop production system) for stevia growing resulting from the Project. AGPL will receive a commission of no less than 2% of the price paid for crops other than stevia, from cropping systems that utilize the g'farm system resulting from the Project. All technology-related patents resulting from the Project will be jointly owned by AGPL and the Company, with the Company holding a right of first offer for the use and distribution rights to registered patents resulting from the Project.

     The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which appears as Exhibit 10.1 to this Form 8-K and is incorporated by reference to this Item 1.01.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

     On October 12, 2011, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
No.                              Description
---                              -----------

10.1     Agribusiness Development Agreement, dated July 16, 2011

99.1     Press release dated October 12, 2011

The information set forth in Exhibit 99.1 attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute "forward-looking statements" defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2011                  STEVIA CORP.


                                        By: /s/ George Blankenbaker
                                            ------------------------------------
                                            George Blankenbaker
                                            President

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